UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2005

American Real Estate Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9516 (Commission File Number)	13-3398766 (IRS Employer Identification No.)

100 South Bedford Road, Mt. Kisco, NY 10549

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 242-7700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

     Item 8.01 Other Events

Our general partner is American Property Investors, Inc., a Delaware corporation, or API, which is wholly owned by Carl C. Icahn. Substantially all of our businesses are conducted and our assets held through a subsidiary limited partnership, American Real Estate Holdings Limited Partnership, or AREH, in which we own a 99% limited partnership interest. API also acts as the general partner for AREH. API has a 1% general partnership interest in each of us and AREH.

Section 9 – Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

99.1 Balance Sheet of American Property Investors, Inc., as of December 31, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P. (Registrant)

	By:	American Property Investors, Inc. General Partner

		By:	/s/ John P. Saldarelli

John P. Saldarelli Vice President, Chief Financial Officer, Secretary and Treasurer

Date: June 23, 2005

EXHIBIT INDEX

99.1	Balance Sheet of American Property Investors, Inc., as of December 31, 2004.